UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

August 23, 2017
Date of Report (Date of Earliest Event Reported)

NOVUME SOLUTIONS, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	333-216014	81-56266334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14420 Albemarle Point Place, Suite 200, Chantilly, VA, 20151
(Address of Principal Executive Offices)

(703) 953-3838
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Merger Agreement

On August 28, 2017, the merger transactions (the “Mergers”) contemplated by that certain Second Amended Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 12, 2017, by and among Novume Solutions, Inc. (the “Company”), KeyStone Solutions, Inc. (“KSI”), Brekford Traffic Safety, Inc. (“Brekford”), Brekford Merger Sub, Inc. (“Brekford Merger Sub”), and KeyStone Merger Sub, LLC (“KeyStone”), were consummated. As a result, Brekford became a wholly-owned subsidiary of the Company, and Brekford Merger Sub ceased to exist. KeyStone also became a wholly-owned subsidiary of the Company, and KSI ceased to exist. When KeyStone filed its certificate of merger with the Secretary of State of the State of Delaware, it immediately effecutated a name-change to KeyStone Solutions, LLC, the name by which it is now known.

Upon completion of the Mergers, the merger consideration therefore was issued in accordance with the terms of the Merger Agreement. Immediately upon completion of the Mergers, the pre-merger stockholders of KSI owned approximately 80% of the issued and outstanding capital stock of the Company on a fully-diluted basis, and the pre-merger stockholders of Brekford owned approximately 20% of the issued and outstanding capital stock of the Company on a fully-diluted basis. As of August 28, 2017, there were 13,934,018 issued and outstanding shares of the common stock, par value $0.0001 per share, of the Company ("Common Stock"); 808,501 shares of Common Stock issuable upon the exercise of outstanding warrants; 1,003,385 shares of Common Stock issuable upon the exercise of outstanding options; and 502,327 outstanding shares of the Company’s Series A Cumulative Convertible Redeemable Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”).

In connection with the consummation of the Mergers, the Company no longer meets the definition of a "shell" company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The terms and provisions of the Merger Agreement, and the transactions contemplated thereby, are described in detail in the sections entitled “The Transaction” and “The Merger Agreement” in Pre-Effective Amendment No. 4 to the Registration Statement on Form S-4 (Reg. No.: 333-216014) (the “Registration Statement”) of the Company, as filed on August 2, 2017, and declared effective by the SEC on August 3, 2017. The Registration Statement also contains the Company's "Form 10 information", as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended. The information provided in response to in this Item 1.01 is not complete and is qualified in its entirety by reference to the Registration Statement and the financial statements contained therein and the exhibits thereto, all of which are incorporated herein by reference in response to this Item 1.01, and to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Registration Statement and incorporated herein by reference in response to this Item 1.01.

Avon Road Replacement Note

In accordance with the Merger Agreement, on August 25, 2017, the Company assumed that certain promissory note (the “Avon Road Note”) of KSI in favor of Avon Road Partners, L.P. (“Avon Road”), a limited partnership controlled by Robert A. Berman, the Chief Executive Officer of the Company and, previously, of KSI. KSI issued the Avon Road Note to Mr. Berman pursuant to that certain Subordinated Note and Warrant Purchase Agreement dated as of March 16, 2017. Upon assumption of the Avon Road Note, the Company issued to Mr. Berman a replacement note (the “Avon Road Replacement Note”) having terms substantially identical to the Avon Road Note. The Avon Road Replacement Note has an outstanding principal amount of $500,000, the payment of which may be subordinated to the Company’s financing facilities. The unpaid principal under the Avon Road Replacement Note will accrue simple interest at a rate equal to the lower of (a) 9% per annum, or (b) the highest rate permitted by applicable law. Interest is payable monthly and the maturity date is March 16, 2019.

The foregoing description of the Avon Road Replacement Note is qualified in its entirety by reference to the full text of the note, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference in response to this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 is incorporated herein by reference in response to this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference in response to this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Christine Harada as a Director

On August 23, 2017, the board of directors of the Company (the “Board”) appointed Christine Harada, 44, as a member of the Board, with such appointment to take effect upon the consummation of the Mergers. Ms. Harada was designated as a proposed director by Brekford, and approved by KSI. She is an independent director within the meaning of NASDAQ Rule 5605.  Ms. Harada’s appointment took effect on August 28, 2017, and on such date she was awarded fully-vested options to purchase 48,499 shares of Common Stock at a strike price of $1.6753 per share.

Ms. Harada previously served as the Federal Chief Sustainability Officer from November 2015 through January 2017. Prior to that role, Ms. Harada was the Acting Chief of Staff of the U.S. General Services Administration (“GSA”) from March 2015 through November 2015. While at the GSA, Ms. Harada also served as Associate Administrator, Government-wide Policy and Chief Acquisition Officer for the GSA from June 2014 through February 2015. Ms. Harada’s private sector experience includes serving as Global Manager, Transformation/Large Scale Change Practice at the Boston Consulting Group from May 2013 through June 2014, and her tenure as a principal at Booz Allen Hamilton from January 2004 through April 2013. Ms. Harada holds an MA, International Studies and an MBA, Finance from the Lauder Institute and the Wharton School at the University of Pennsylvania, respectively. She also holds an MS Aeronautics/Astronautics and a BS Aeronautics/Astronautics from Stanford University and the Massachusetts Institute of Technology, respectively. The Company believes Ms. Harada is a suitable appointee to the Board due to her over 20 years of success in leading government and management consulting organizations. She has not held any other directorships during the prior five years.

Resignation of Riaz Latifullah as Chief Financial Officer; Appointment of Riaz Latifullah as Executive Vice President, Corporate Development; Restated, Amended and Supplemented Latifullah Employment Agreement

On August 23, 2017, Riaz Latifullah, the Chief Financial Officer of the Company, resigned as Chief Financial Officer, the Board approved the appointment of Mr. Latifullah as Executive Vice President, Corporate Development of the Company, each effective upon the consummation of the Mergers. Mr. Latifullah’s resignation and re-appointment became effective as of August 28, 2017.

Biographical information related to Mr. Latifullah is incorporated herein by reference from the section entitled “Directors and Officers of Novume” in the Registration Statement.

In connection with Mr. Latifullah’s transition to Executive Vice President, Corporate Development, on August 28, 2017, Mr. Latifullah and the Company entered into a Restated, Amended and Supplemental Employment Agreement (the “Amended Latifullah Agreement”), which amended and restated his original employment agreement with KSI effective as of December 23, 2016, which was assumed by the Company. The Amended Latifullah Agreement provides that he is Executive Vice President, Corporate Development for a term that ends on December 23, 2019. His base salary is $205,000 per annum, and he will be eligible for a bonus as determined by the Company’s newly established Compensation Committee (see Item 8.01 below). Mr. Latifullah is also eligible to receive all such other benefits as are provided by the Company to other management employees that are consistent with the Company’s fringe benefits available to any other officer or executive of the Company. Mr. Latifullah was previously granted options to purchase 90,000 shares of the common stock, par value $0.001 per share, of KSI at a strike price of $2.75 per share. These options were converted into options to purchase 174,595 shares of Common Stock at a strike price of $1.4176 per share, upon the effectiveness of the Mergers, in accordance with the terms of the Merger Agreement. The conversion did not affect their vesting schedule; the options began vesting in equal monthly installments on March 1, 2017 and will continue vesting monthly until March 1, 2019.

The Amended Latifullah Agreement may be terminated with or without cause, as defined in the agreement. Subject to certain conditions, the Amended Latifullah Agreement provides that, if Mr. Latifullah is terminated without cause, or if he leaves for good reason (as defined in the agreement), he will be provided a severance package equal to a pre-determined number of months of base salary and such percentage of health premiums for his family as would have been paid for by the Company during the corresponding time period (collectively, the “Separation Payment”) pursuant to the schedule below:

●
September 1-September 30, 2017, a period of twelve (12) months after termination;
●
October 1-October 31, 2017, a period of eleven (11) months after termination;
●
November 1-November 30, 2017, a period of ten (10) months after termination;
●
December 1-December 31, 2017, a period of nine (9) months after termination;
●
January 1-January 31, 2018, a period of eight (8) months after termination;
●
February 1-February 28, 2018, a period of seven (7) months after termination; or
●
March 1, 2018 or after, a period of six (6) months after termination.

The Separation Payment would be paid in equal monthly installments and beginning within fifteen (15) business days of the date of Mr. Latifullah’s execution of a general release of the Company. Additionally, half of all unvested options issued to Mr. Latifullah under the Amended Latifullah Agreement would vest immediately (together with Separation Payment, the “Separation Consideration”).

The foregoing summary of the Amended Latifullah Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended Latifullah Agreement attached as Exhibit 10.2 hereto and incorporated by reference herein.

Appointment of Carl Malcolm Kumpf, Jr. as Chief Financial Officer; Kumpf Employment Agreement

On August 23, 2017, the Board approved the appointment of Carl Malcolm Kumpf, Jr., 51, as the Company’s Chief Financial Officer, with such appointment to take effect upon consummation of the Mergers. His appointment took effect as of August 28, 2017, and on the same day he entered into an employment agreement with the Company (the “Kumpf Employment Agreement”).

Prior to this appointment, Mr. Kumpf co-founded Integral Financial Group (“IFG”) in 2005 and has served as the principal and Chief Executive Officer of such company since that time. As a principal and CEO of IFG, Mr. Kumpf served as the external accounting advisor to several IPOs and as the interim CFO/Controller for several private high-tech and services companies and oversaw the successful first year Sarbanes-Oxley implementation of a large government contractor. Mr. Kumpf also served the Chief Accounting Officer at InPhonic, Inc. from September 2004 through October 2015. Prior to InPhonic, from May 2002 through April 2004, he was the Chief Financial Officer for MorganFranklin Corporation.  Mr. Kumpf holds a B.B.A in Accounting from the College of William and Mary. He is a CPA in the Commonwealth of Virginia. Mr. Kumpf is a past chairman of the News Media Internal Auditor Association, a member of the AICPA and a member of the Virginia State Society of CPAs.

The Kumpf Employment Agreement provides that Mr. Kumpf is Chief Financial Officer of the Company for an initial three-year term that begins on August 28, 2017. His base salary is $275,000 per annum, and he will be eligible for a bonus as determined by the Company’s newly established Compensation Committee (see Item 8.01 below). Mr. Kumpf is also eligible to receive all such other benefits as are provided by the Company to other management employees that are consistent with the Company’s fringe benefits available to any other officer or executive of the Company. Mr. Kumpf was granted options to purchase 174,595 shares of Common Stock, which will begin vesting on August 28, 2017 and continue vesting in equal monthly installments over the following three years, at a strike price of $1.6753 per share.

The foregoing summary of the Kumpf Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Kumpf Employment Agreement attached as Exhibit 10.3 hereto and incorporated by reference herein.

Item 5.06 Change in Shell Company Status.

The information in Item 1.01 is incorporated herein by reference in response to this Item 5.06.

Item 8.01 Other Events

Approval for Trading on the OTCQX

On August 28, 2017, the Company received a written notice from OTC Markets ("OTC"), that the Company’s Common Stock, Series A Preferred Stock and Novume Unit Warrants will commence trading on the OTCQX Best Market of the OTC Markets Group, Inc. (“OTCQX”) under the symbols “NVMM”, “NVMMP” and “NVMMW”, respectively, on August 29, 2017.

Establishment of Board Committees

On August 23, 2017, the Board authorized the creation of an Audit Committee (the “Audit Committee”), a Compensation Committee (the "Compensation Committee"), a Governance Committee (the "Governance Committee"). Paul de Bary (Chair), Glenn Goord and Christine Harada were appointed to serve on the Audit Committee. Richard Nathan, PhD (Chair), Paul de Bary and Christine Harada were appointed to serve on the Governance Committee. Glenn Goord (Chair) and Christine Harada were appointed to serve on the Compensation Committee.

Each of Mr. de Bary, Mr. Goord and Ms. Harada has been determined by the Board to be an independent director within the meaning of NASDAQ Rule 5605.  Paul de Bary was identified and designated by the Board as an “audit committee financial expert,” as defined by the SEC in Item 407 of Regulation S-K. The Board has also adopted charters for the Audit Committee, the Compensation Committee and the Governance Committee, which are attached as Exhibits 14.1, 14.2 and 14.3 hereto, respectively, and incorporated herein by reference in response to this Item 8.01.

Termination of KeyStone 2016 Line of Credit

On August 25, 2017, the Company received written confirmation that KSI had terminated that certain Loan and Security Agreement (the “2016 Line of Credit”) by and among the KSI, AOC Key Solutions, Inc. (“AOC”), a Delaware corporation, and Sandy Spring Bank (“Lender”), dated August 11, 2016, as amended; that a payoff letter had been signed by KSI and Lender, and that payments had been made by KSI pursuant thereto; and that Lender had no further liens on the assets of KSI or AOC. Accordingly, the Company has not and will not assume the 2016 Line of Credit as previously contemplated by the Merger Agreement.

Announcement of the Mergers

On August 29, 2017, the Company issued a press release announcing, among other things, the closing of transactions contemplated by the Merger Agreement and the approvals for trading on the OTCQX. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1
Second Amended and Restated Agreement and Plan of Merger dated July 12, 2017, among Novume Solutions, Inc., KeyStone Solutions, Inc., Brekford Traffic Safety, Inc., KeyStone Merger Sub, LLC, and Brekford Merger Sub, Inc. (Previously filed as Exhibit 2.1 to the Pre-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Reg. No.: 333-216014) as filed with the SEC on July 13, 2017.)

10.1	Avon Road Replacement Note, dated August 25, 2017.
10.2	Restated, Amended and Supplemental Employment Agreement between Riaz Latifullah and the Company, dated as of August 28, 2017
10.3	Employment Agreement between Carl Kumpf and the Company, dated as of August 28, 2017
14.1 14.2 14.3
Audit Committee Charter of the Company dated August 23, 2017
Compensation Committee Charter of the Company dated August 23, 2017
Corporate Governance Committee Charter of the Company dated August 23, 2017

99.1	Press release dated August 29, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2017	By:	/s/ Robert A. Berman
Robert A. Berman, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Second Amended and Restated Agreement and Plan of Merger dated July 12, 2017, among Novume Solutions, Inc., KeyStone Solutions, Inc., Brekford Traffic Safety, Inc., KeyStone Merger Sub, LLC, and Brekford Merger Sub, Inc. (Previously filed as Exhibit 2.1 to the Pre-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Reg. No.: 333-216014) as filed with the SEC on July 13, 2017.)

10.1	Avon Road Replacement Note, dated August 25, 2017.
10.2	Restated, Amended and Supplemental Employment Agreement between Riaz Latifullah and the Company, dated as of August 28, 2017
10.3	Employment Agreement between Carl Kumpf and the Company, dated as of August 28, 2017
14.1 14.2 14.3
Audit Committee Charter of the Company dated August 23, 2017
Compensation Committee Charter of the Company dated August 23, 2017
Corporate Governance Committee Charter of the Company dated August 23, 2017

99.1	Press release dated August 29, 2017